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                                                                    Exhibit 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS



     We consent to the incorporation by reference in the Registra tion Statements (Forms S-8 Nos. 33-43290, 33-65380,33-65382, and 33-80433) of Health
Management Associates, Inc. of our report dated October 25, 1996, with respect to the consolidated financial statements and schedule of Health Management Associates, Inc. incorporated by reference in the Annual Report (Form 10-K) for the year ended September 30, 1996.



                                     Ernst & Young LLP

Atlanta, Georgia
December 18, 1996

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